SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")



Date of Report:   (Date of earliest reported event:)          December 24, 1996
                                                              -----------------


                          BASIC NATURAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          Colorado                      33-15097-D             84-1045715
(State or other jurisdiction     (Commission File Number)     (IRS Employer
 of incorporation)                                        Identification Number)


 2450 South Shore Boulevard, Suite 210, League City, Texas           77573
     (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (281) 334-0708



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                          BASIC NATURAL RESOURCES, INC.
                           CURRENT REPORT ON FORM 8-K



                                TABLE OF CONTENTS

                                                                            Page
                                                                          Number


PART II.          OTHER INFORMATION

Item 1.           Changes in Control of Registrant........................3

                  Signatures..............................................4



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Item 1.           Changes in Control of Registrant

     On December 24, 1996, Alan W. Harvey purchased 73,050,000 shares of the Common Stock, $.00005 par value, of Basic Natural Resources, Inc. for a consideration of $3652.50. Mr. Harvey currently holds 89.9% of the total outstanding voting securities. Mr. Harvey was elected to the position of Chairman of the Board, President and Chief Executive Officer effective as of December 23, 1996.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      BASIC NATURAL RESOURCES, INC.



Dated: January 10, 1997                By:   /s/ Alan W. Harvey
                                          ---------------------
                                           Alan W. Harvey, Chairman, President
                                           and Chief Executive Officer
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